UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2010
AVNET, INC.
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 643-2000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information and review by Raymond Sadowski, Senior Vice President and Chief Financial Officer of Avnet, Inc., for the quarter and fiscal year ended July 3, 2010. A copy of this review has been posted on the company’s investor website, http://ir.avnet.com/, on August 11, 2010.
The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	CFO Review of Fiscal Fourth Quarter and Fiscal Year 2010 Results, dated August 11, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2010	AVNET, INC. Registrant
	By:	/s/ Raymond Sadowski
		Name:	Raymond Sadowski
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	CFO Review of Fiscal Fourth Quarter and Fiscal Year 2010 Results, dated August 11, 2010.